CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Prospectuses constituting part of the Registration Statements on Form F-3 (No. 33-69694 and No. 333-7374) of Reuters Group PLC of our report dated February 12, 1999 appearing on page 34 of the 1998 Annual Report to Shareholders which is incorporated in this Annual Report on Form 20-F.





                                        By: /s/ PricewaterhouseCoopers
                                           ---------------------------
London, England                            Chartered Accountants
March 1, 1999                              and Registered Auditors